UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

VARIABLE GLOBAL

HIGH YIELD BOND

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Global High Yield Bond Portfolio for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	Western Asset Variable Global High Yield Bond Portfolio

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to

Western Asset Variable Global High Yield Bond Portfolio	III

Investment commentary (cont’d)

maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Variable Global High Yield Bond Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return. The Portfolio invests primarily in high-yield fixed-income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Portfolio invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or if unrated, securities we determined to be of comparable credit quality and are commonly referred to as “junk bonds”. Under normal circumstances, the Portfolio will be invested in at least three countries (one of which may be the U.S.). The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. The Portfolio may invest in securities of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Portfolio may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Portfolio may use one or more types of these instruments without limit. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Portfolio’s sub-adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The fixed income market was volatile at times during the reporting period given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

Regarding the global credit markets for the twelve months ended December 31, 2015, we began the period with energy over-supply concerns and weak commodity prices. Against this backdrop, spread sectors were widening to better reflect slowing

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	1

Portfolio overview (cont’d)

global growth concerns. The winds then shifted during the first half of 2015 and energy prices, high-yield and investment grade corporate bonds, along with emerging markets, stabilized and then rallied. During the summer of 2015, we experienced another shift to heightened volatility, falling commodity prices, fears over global growth, reduced liquidity and uncertainty surrounding Fed interest rate policy. October 2015 was met with strong demand for credit as investors appeared to be energized by more compelling valuations. However, as the reporting period ended, sentiment shifted once again as volatility increased, technicals deteriorated and several dedicated credit funds experienced redemptions or announced liquidation strategies.

All told, the Barclays U.S. Aggregate Indexiii returned 0.55% for the twelve months ended December 31, 2015. Comparatively, riskier fixed-income securities, including global high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Global High Yield Index (Hedged) (the “Index”)iv returned -0.69%. Broken down regionally, European issuers, as measured by the Barclays Pan-European High Yield Index (USD-hedged)v, returned 2.92%. Elsewhere, emerging market high-yield bonds, as measured by the Barclays Emerging Market High Yield Indexvi, returned 6.92% and U.S. high-yield bonds, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -4.43%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We increased our allocations to U.S. Treasuries, investment grade corporate bonds and U.S. dollar-denominated emerging market debt. In contrast, we reduced our exposures to high-yield corporate bonds (mostly Utilities), non-U.S. dollar-denominated emerging market debt and cash. Elsewhere, we moved from a short duration versus the Index to a neutral posture.

Treasury futures, which were used to help manage the Portfolio’s duration and yield curveviii positioning, contributed to performance. High-yield index swaps (CDX), which were used to manage our high-yield exposure, detracted from results. Finally, currency futures, forwards and options were used to manage the Portfolio’s exposures to the euro, British pound and Australian dollar, and, overall, were positive for results during the year.

Performance review

For the twelve months ended December 31, 2015, Class I shares of Western Asset Variable Global High Yield Bond Portfolio1 returned -5.84%. The Portfolio’s unmanaged benchmark, the Barclays Global High Yield Index (Hedged), returned -0.69% for the same period. The Lipper Variable High Yield Funds Category Average2 returned -3.29% over the same time frame.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds in the Portfolio’s Lipper category.

2	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Performance Snapshot as of December 31, 2015 (unaudited)
	6 months	12 months
Western Asset Variable Global High Yield Bond Portfolio[1]:
Class I	-7.74%	-5.84%
Class II	-7.93%	-6.08%
Barclays Global High Yield Index (Hedged)	-3.91%	-0.69%
Lipper Variable High Yield Funds Category Average[2]	-5.64%	-3.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2015 for Class I and Class II shares were 7.82% and 7.53%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class I and Class II shares were 0.81% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Despite underperforming the Index, the Portfolio’s positioning in several sectors added to relative results during the reporting period. In particular, the Portfolio’s overweight to Consumer Cyclicals3 and Transportation4 were additive for results.

A number of individual holdings contributed to performance, including our overweight positions in MPLX LP, Evraz Group and VimpelCom Holdings.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 111 funds for the six-month period and among the 111 funds for the twelve-month period in the Portfolio’s Lipper category.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[4]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	3

Portfolio overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period were our ratings biases. In particular, an overweight to lower-rated CCC bonds detracted from results, as they significantly underperformed the Index. In addition, we underweighted bonds rated BB, which was not rewarded given their outperformance versus the Index.

Security selection, overall, was negative for results. Examples of holdings that negatively impacted performance included our overweight positions in MarkWest Energy, Pacific Drilling and Empresas ICA.

From a regional positioning perspective, the Portfolio’s overweight to U.S. high-yield bonds and underweights to European and emerging market high-yield bonds were drags on results. Finally, in terms of sectors, an overweight to Energy was negative for performance as it was the worst performing sector in the Index.

Thank you for your investment in Western Asset Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectuses for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 29 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Consumer Discretionary (16.4%), Energy (14.2%), Financials (12.3%), Industrials (10.9%) and Telecommunication Services (10.0%). The Portfolio’s composition is subject to change at any time.

4	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High-Yield Indices.

[v]	The Barclays Pan-European High Yield Index (USD-hedged) covers the universe of fixed-rate, sub-investment-grade debt denominated in euros or other European currencies (except Swiss francs).

vi

The Barclay Emerging Market High Yield Index is the emerging market high yield component of the Barclays Emerging Markets (U.S. Dollar) Index. The Barclays Emerging Markets Index includes U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-7.74%	$1,000.00	$922.60	0.80%	$3.88	Class I	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class II	-7.93	1,000.00	920.70	1.04	5.03	Class II	5.00	1,000.00	1,019.96	1.04	5.30

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	7

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/15	-5.84%	-6.08%
Five Years Ended 12/31/15	3.52	3.25
Ten Years Ended 12/31/15	4.99	4.71

Cumulative total returns[1]
Class I (12/31/05 through 12/31/15)	62.77%
Class II (12/31/05 through 12/31/15)	58.38

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of Western Asset Variable Global High Yield Bond Portfolio vs. Barclays Global High Yield Index (Hedged)† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Variable Global High Yield Bond Portfolio on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays Global High Yield Index (Hedged). The Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, and Emerging Markets Hard Currency High-Yield Indices. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

10	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global High Yield Index (Hedged)
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Global	— Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	11

Schedule of investments

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.7%
Consumer Discretionary — 15.7%
Auto Components — 0.7%
Alliance Automotive Finance PLC, Senior Secured Notes	6.250%	12/1/21	320,000	EUR	$364,299	(a)
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	220,000	EUR	249,186	(a)
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	290,000		298,700
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	210,000		206,063	(a)
Total Auto Components					1,118,248
Diversified Consumer Services — 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	258,789
EC Finance PLC, Senior Secured Notes	5.125%	7/15/21	440,000	EUR	496,197	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	320,000		331,200
Total Diversified Consumer Services					1,086,186
Hotels, Restaurants & Leisure — 4.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	630,000		650,475	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	383,237		343,840	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	450,000		477,000
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	210,000		199,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	390,000		401,700	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	265,000		523	*(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	400,000		406,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	660,000		660,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	460,000		486,450	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	309,022	(f)(g)
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	170,000		167,318	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	890,000		913,923	(a)
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	890,000		863,300	(a)
Thomas Cook Finance PLC, Senior Bonds	6.750%	6/15/21	740,000	EUR	842,394	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	440,000		363,000	(a)
Total Hotels, Restaurants & Leisure					7,084,445
Household Durables — 1.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	470,000		482,337	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	360,000		370,800	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	610,000		629,825	(a)
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	280,000		309,400
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		520,625

See Notes to Financial Statements.

12	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	130,000		$130,975
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	700,000		605,500	(a)
Total Household Durables					3,049,462
Leisure Products — 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	410,000		422,300	(a)
Media — 5.7%
AMC Entertainment Inc., Senior Subordinated Notes	5.750%	6/15/25	390,000		392,925
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	90,000		90,337
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,070,000		1,070,575	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	290,000		291,235	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	520,000		486,200
DISH DBS Corp., Senior Notes	5.875%	11/15/24	610,000		544,425
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	220,000	GBP	324,324	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	520,000		304,200	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	510,000		141,525	(b)
MediaNews Group Inc.	12.000%	12/31/18	155,000		155,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	719,136		541,150	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	770,000		748,825	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	800,000		774,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	290,000		315,305
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	940,000		957,625	(a)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	210,000	GBP	326,919	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	480,000	GBP	716,532	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	300,000		289,500	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.250%	1/15/26	250,000		243,750	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	155,698	(a)
Total Media					8,870,050
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	370,000		231,250	(a)(b)
Specialty Retail — 1.4%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	200,000	GBP	281,204	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	430,000		425,162	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	1,000,000		705,000	(a)
L Brands Inc., Senior Notes	6.875%	11/1/35	390,000		402,188	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	300,000		304,500
Total Specialty Retail					2,118,054

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		$76,400	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	480,000		480,000
Total Textiles, Apparel & Luxury Goods					556,400
Total Consumer Discretionary					24,536,395
Consumer Staples — 6.9%
Beverages — 1.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	550,000		551,375	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	510,000		511,275
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	580,000		593,050
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	180,000		183,825
DS Services of America Inc., Secured Notes	10.000%	9/1/21	450,000		513,000	(a)
Total Beverages					2,352,525
Food & Staples — 0.6%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	880,000		916,850	(g)
Food & Staples Retailing — 0.8%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	440,000		410,850	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	910,000		946,400	(a)
Total Food & Staples Retailing					1,357,250
Food Products — 2.6%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	340,000	GBP	446,093	(g)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	140,000		138,950	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	540,000		492,750	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	180,000	EUR	205,474	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	560,000		501,200	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	400,000		394,000	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	500,000		487,500	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	100,000	GBP	152,431	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.250%	5/15/20	390,000	AUD	295,560	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,040,000		943,800	(a)
Virgolino de Oliveira Finance SA, Senior Notes	10.500%	1/28/18	350,000		10,080	*(g)(h)
Total Food Products					4,067,838
Household Products — 1.0%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000		253,750
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	110,000		94,600	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,070,000		1,102,100	(a)

See Notes to Financial Statements.

14	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — continued
Sun Products Corp., Senior Notes	7.750%	3/15/21	80,000	$69,800	(a)
Total Household Products				1,520,250
Tobacco — 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	890,000	657,488
Total Consumer Staples				10,872,201
Energy — 13.6%
Energy Equipment & Services — 0.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	270,000	145,800
CGG, Senior Notes	6.500%	6/1/21	430,000	193,500
CGG, Senior Notes	6.875%	1/15/22	1,020,000	423,300
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	110,000	59,675
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	290,000	197,925	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	310,000	213,900
Total Energy Equipment & Services				1,234,100
Oil, Gas & Consumable Fuels — 12.8%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	160,000	128,800
Approach Resources Inc., Senior Notes	7.000%	6/15/21	150,000	54,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	640,000	8,000	*(h)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	30,900
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	600,000	148,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	240,000	49,200
California Resources Corp., Senior Notes	6.000%	11/15/24	400,000	123,000
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	80,000	70,300
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	260,000	211,900
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	480,000	139,200
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	70,000	20,090
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	610,000	172,362
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	250,000	73,750
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	290,000	87,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	10,000	7,400
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	30,000	21,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	350,000	224,875
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	100,000	50,500
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	1,700,000	1,715,725	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	270,000	$217,350
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	552,500	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	130,000	117,000
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	60,000	41,625	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	10,000	2,950
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	660,000	194,700
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	220,000	30,800
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	200,000	205,967	(g)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	1,380,000	1,243,035	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	810,000	214,650	*(d)(h)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	940,000	672,100	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	204,750	*(d)(h)
MPLX LP, Senior Notes	4.875%	6/1/25	1,050,000	945,000	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	550,000	103,125	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.119%	12/15/17	200,000	187,000	(a)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	320,000	213,600
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,210,000	756,250
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,700,000	884,000	(a)
Pacific Exploration and Production Corp., Senior Notes	7.250%	12/12/21	390,000	79,950	(g)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	230,000	220,800	(a)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,020,000	777,750
Petrobras Global Finance BV, Senior Notes	7.875%	3/15/19	520,000	461,500
Petrobras Global Finance BV, Senior Notes	6.875%	1/20/40	2,000,000	1,310,000
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	360,000	234,900
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	3,280,000	1,230,000	(g)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	530,667	283,907	(g)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	490,000	484,242	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	50,000	41,250
QEP Resources Inc., Senior Notes	5.375%	10/1/22	420,000	304,500
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000	114,400
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	230,000	7,475	*(h)
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	250,000	187,500
Rice Energy Inc., Senior Notes	6.250%	5/1/22	550,000	398,750
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	230,000	212,750	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	350,000	323,750	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	820,000	1,845	*(h)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	630,000	387,450
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	400,000	292,000	(a)

See Notes to Financial Statements.

16	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
SM Energy Co., Senior Notes	5.625%	6/1/25	470,000	$311,375
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	205,200
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	510,000	379,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.625%	10/1/20	160,000	145,200	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000	163,090
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	240,000	194,400	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	520,000	127,400	(a)
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	200,000	146,800
WPX Energy Inc., Senior Notes	8.250%	8/1/23	310,000	248,775
YPF SA, Senior Notes	8.500%	7/28/25	670,000	641,525	(a)
Total Oil, Gas & Consumable Fuels				20,041,338
Total Energy				21,275,438
Financials — 10.7%
Banks — 4.7%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	750,000	791,250	(f)(i)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,152,031
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000	213,619	(f)(i)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,100,000	1,130,250	(a)(f)(i)
CIT Group Inc., Senior Notes	5.000%	8/15/22	730,000	751,447
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	331,925	(f)(i)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	380,000	366,225	(f)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	750,000	741,563	(f)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	410,000	410,513	(f)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000	236,875	(f)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	320,000	345,193
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	160,000	184,548
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	850,000	750,125	(f)(g)
Total Banks				7,405,564
Capital Markets — 0.9%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	850,000	896,169	(a)(f)(i)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	480,000	468,001
Total Capital Markets				1,364,170

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.9%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,100,000		$1,089,550
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	380,000		285,000	(a)
Total Consumer Finance					1,374,550
Diversified Financial Services — 0.5%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	320,000		318,080	(a)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	380,000		461,225
Total Diversified Financial Services					779,305
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		194,750	(a)
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	280,000	GBP	431,062	(g)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000		254,600
Total Insurance					880,412
Real Estate Investment Trusts (REITs) — 0.9%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	470,000		399,500
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	420,000		444,150	(a)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	500,000		521,705	(g)
Total Real Estate Investment Trusts (REITs)					1,365,355
Real Estate Management & Development — 1.9%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	220,000		200,200
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	850,000		811,750
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	500,000		522,289	(g)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	540,000		553,500	(a)
Tesco Property Finance 6 PLC, Senior Secured Notes	5.411%	7/13/44	248,572	GBP	311,819	(g)
Yuzhou Properties Co., Ltd., Senior Bonds	8.750%	10/4/18	550,000		576,915	(g)
Total Real Estate Management & Development					2,976,473
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	610,000		583,312	(a)
Total Financials					16,729,141
Health Care — 6.0%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	300,000		265,500	(a)
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	160,000		145,600	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	340,000		337,450	(a)
Total Health Care Equipment & Supplies					483,050

See Notes to Financial Statements.

18	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 4.1%
BioScrip Inc., Senior Notes	8.875%	2/15/21	200,000		$160,000
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	440,000		425,700
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	710,000		763,250	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	170,000		189,125
HCA Inc., Senior Notes	5.875%	2/15/26	810,000		815,063
HCA Inc., Senior Secured Notes	5.250%	4/15/25	290,000		292,900
HomeVi SAS, Senior Secured Bonds	6.875%	8/15/21	840,000	EUR	966,309	(a)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	370,000		342,250
Kindred Healthcare Inc., Senior Notes	8.000%	1/15/20	330,000		310,200
Molina Healthcare Inc., Senior Notes	5.375%	11/15/22	550,000		551,375	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	600,000		601,500
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	460,000	EUR	520,833	(a)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	440,000		415,250
Total Health Care Providers & Services					6,353,755
Pharmaceuticals — 1.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	207,000	EUR	231,751	(g)
DPx Holdings BV, Senior Notes	7.500%	2/1/22	530,000		518,737	(a)
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	160,000		152,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	120,000		119,520	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	130,000		126,100	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	50,000		49,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	570,000		504,450	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	130,000		116,675	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	510,000		456,450	(a)
Total Pharmaceuticals					2,275,608
Total Health Care					9,377,913
Industrials — 10.5%
Aerospace & Defense — 1.2%
Bombardier Inc., Senior Notes	7.500%	3/15/18	160,000		156,800	(a)
Bombardier Inc., Senior Notes	4.750%	4/15/19	30,000		24,825	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,053,000		874,517	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	880,000		875,600
Total Aerospace & Defense					1,931,742
Air Freight & Logistics — 0.6%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	250,000		223,750	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	290,000		295,951	(a)
XPO Logistics Inc., Senior Notes	5.750%	6/15/21	100,000	EUR	101,540	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Air Freight & Logistics — continued
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	350,000		$325,063	(a)
Total Air Freight & Logistics					946,304
Airlines — 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	161,107		169,364	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	14,694		15,052
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	179,188		188,372
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	62,834		66,761
Total Airlines					439,549
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		401,850	(a)
Commercial Services & Supplies — 1.8%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	310,000		268,150	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	520,000		414,700
Paprec Holding, Senior Secured Bonds	5.250%	4/1/22	100,000	EUR	108,626	(a)
Paprec Holding, Subordinated Bonds	7.375%	4/1/23	100,000	EUR	107,045	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	180,000		180,900	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	830,000		825,850
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	630,000		613,462
West Corp., Senior Notes	5.375%	7/15/22	290,000		251,213	(a)
Total Commercial Services & Supplies					2,769,946
Construction & Engineering — 1.5%
AECOM, Senior Notes	5.875%	10/15/24	210,000		214,987
Astaldi SpA, Senior Notes	7.125%	12/1/20	280,000	EUR	301,183	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		381,600	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	936,000		198,900	*(a)(h)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	620,000	EUR	165,758	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	618,393		439,059	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	470,000		425,350	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	390,000		157,950	(a)
Total Construction & Engineering					2,284,787
Electrical Equipment — 0.8%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		348,500	(a)

See Notes to Financial Statements.

20	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — continued
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		$311,100	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	115,057	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	560,000		540,400
Total Electrical Equipment					1,315,057
Engineering & Construction — 0.1%
Novafives SAS, Senior Secured Notes	4.500%	6/30/21	200,000	EUR	184,795	(a)
Machinery — 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	390,000		408,525	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	745,000		752,450	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		414,375
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	136,000	EUR	159,252	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	128,000	EUR	149,885	(g)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	210,000	EUR	239,046	(a)
Total Machinery					2,123,533
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	740,000		648,425	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	480,000		52,800	*(h)
Total Marine					701,225
Road & Rail — 0.7%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	470,000		472,350	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000		192,675	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	600,000		501,000	(a)
Total Road & Rail					1,166,025
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	270,000		274,725	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	830,000		869,425	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		344,750
Total Trading Companies & Distributors					1,488,900
Transportation — 0.4%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		675,500	(a)(b)
Total Industrials					16,429,213
Information Technology — 2.3%
Communications Equipment — 0.6%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	110,000		111,100	(a)
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	490,000		472,850	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Communications Equipment — continued
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	420,000		$374,004
Total Communications Equipment					957,954
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	500,000		491,875
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000		257,400
IT Services — 1.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	420,000		184,800	(a)
First Data Corp., Secured Notes	5.750%	1/15/24	360,000		355,500	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	400,000		401,000	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	980,000		977,550	(a)
Total IT Services					1,918,850
Total Information Technology					3,626,079
Materials — 7.4%
Chemicals — 0.4%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	180,000		153,900	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	300,000		213,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	200,000		190,000	(a)(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	150,000		108,000	(a)
Total Chemicals					664,900
Construction Materials — 1.5%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	280,000		282,800	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		423,000	(g)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		274,950	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	770,000		645,837	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	420,000		283,500	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	400,000		332,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	60,000		48,300	(a)
Total Construction Materials					2,290,387
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	427,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	192,353		189,949	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.512%	12/15/19	670,000		656,600	(a)(f)
Ball Corp., Senior Notes	5.250%	7/1/25	420,000		431,025

See Notes to Financial Statements.

22	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
BWAY Holding Co., Senior Notes	9.125%	8/15/21	350,000		$329,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000		403,650	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,220,000		1,140,700
ProGroup AG, Senior Secured Notes	5.125%	5/1/22	100,000	EUR	114,315	(a)
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	250,000	EUR	278,800	(a)
Total Containers & Packaging					3,971,289
Metals & Mining — 2.7%
ArcelorMittal, Senior Bonds	6.125%	6/1/25	460,000		336,950
ArcelorMittal, Senior Notes	6.500%	3/1/21	250,000		202,473
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	340,000		270,300	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	480,000		289,200
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		389,194	(g)
Evraz Group SA, Senior Notes	6.750%	4/27/18	470,000		468,825	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,000,000		920,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	420,000		23,625	*(a)(d)(h)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	4,219		0	(a)(b)(c)(d)(j)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	50,000		36,250	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	620,000	EUR	698,883	(a)(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		232,875
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	370,000		77,700
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	300,000		263,250	(a)
Total Metals & Mining					4,209,525
Paper & Forest Products — 0.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	580,000		234,900	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	300,000		219,750
Total Paper & Forest Products					454,650
Total Materials					11,590,751
Telecommunication Services — 10.0%
Diversified Telecommunication Services — 5.5%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	377,000		393,022	(a)
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	560,000		562,800	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	320,000		313,600
CenturyLink Inc., Senior Notes	5.800%	3/15/22	200,000		184,050
CenturyLink Inc., Senior Notes	6.750%	12/1/23	160,000		150,600
CenturyLink Inc., Senior Notes	5.625%	4/1/25	80,000		67,900
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	690,000		674,475	(a)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	23

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		$332,000	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	70,000		69,913	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	550,000		545,875	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	880,000		695,200
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	150,000		132,000
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		245,000
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	510,000		233,325
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	900,000		418,500	(a)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	380,000		176,700	(g)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	70,000		71,050
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,320,000		1,308,450	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	220,000		116,600	(g)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	970,000		919,075	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	153,000		163,136	(a)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	250,000		197,969
Windstream Services LLC, Senior Notes	7.500%	6/1/22	270,000		208,238
Windstream Services LLC, Senior Notes	7.500%	4/1/23	610,000		461,953
Total Diversified Telecommunication Services					8,641,431
Wireless Telecommunication Services — 4.5%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	100,000	EUR	108,691	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,400,000		1,386,000	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	210,000		219,450	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	870,000		906,975	(a)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	200,000	EUR	227,131	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	520,000		364,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,060,000		797,650
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	770,000		712,250
Sprint Corp., Senior Notes	7.875%	9/15/23	600,000		452,100
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	850,000		860,191
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	630,000		633,150	(g)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		291,450	(a)
Total Wireless Telecommunication Services					6,959,038
Total Telecommunication Services					15,600,469
Utilities — 1.6%
Electric Utilities — 1.1%
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	39,916		39,767

See Notes to Financial Statements.

24	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	501,456		$513,678
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	480,000		466,200
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	120,000		128,400
Viridian Group FundCo II Ltd., Senior Secured Notes	7.500%	3/1/20	590,000	EUR	662,021	(a)
Total Electric Utilities					1,810,066
Gas Utilities — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	140,000		114,100
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp., Senior Notes	4.875%	5/15/23	600,000		528,000
AES Corp., Senior Notes	5.500%	3/15/24	60,000		53,850
Total Independent Power and Renewable Electricity Producers					581,850
Total Utilities					2,506,016
Total Corporate Bonds & Notes (Cost — $154,076,202)					132,543,616
Convertible Bonds & Notes — 0.2%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	130,000		115,050
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	372,398		219,715	(a)(b)(d)
Total Materials					334,765
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	498,100	MXN	66,473	(a)
Total Convertible Bonds & Notes (Cost — $554,882)					401,238
Senior Loans — 1.9%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	450,000		456,000	(k)(l)
Specialty Retail — 0.3%
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	410,000		413,075	(k)(l)
Total Consumer Discretionary					869,075
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		167,450	(k)(l)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	25

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.4%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	750,000	$528,750	(k)(l)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	50,000	50,125	(k)(l)
Total Energy				578,875
Health Care — 0.5%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	378,100	347,852	(k)(l)
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	450,000	432,000	(k)(l)
Total Health Care				779,852
Industrials — 0.1%
Commercial Services & Supplies — 0.1%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	169,734	169,238	(k)(l)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	446,625	368,466	(k)(l)
Total Senior Loans (Cost — $3,225,816)				2,932,956
Sovereign Bonds — 0.3%
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Notes (Cost — $493,734)	7.750%	10/13/19	1,134,000	456,435	(g)
U.S. Government & Agency Obligations — 7.4%
U.S. Government Obligations — 7.4%
U.S. Treasury Notes	1.500%	5/31/20	2,000,000	1,982,930
U.S. Treasury Notes	1.375%	9/30/20	9,850,000	9,680,895
Total U.S. Government & Agency Obligations (Cost — $11,817,576)				11,663,825

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			26,303	0	*(c)(d)(j)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			2	61,841	*(d)
Total Consumer Discretionary				61,841

See Notes to Financial Statements.

26	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Security		Shares	Value
Energy — 0.2%
Energy Equipment & Services — 0.2%
Hercules Offshore Inc.		17,554	$38,092	*
KCAD Holdings I Ltd.		75,024,286	263,410	*(c)(d)
Total Energy			301,502
Financials — 0.5%
Banks — 0.5%
Citigroup Inc.		3,909	202,291
JPMorgan Chase & Co.		9,026	595,987
Total Financials			798,278
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.		5,500	456,500	*(c)(d)
Industrials — 0.3%
Marine — 0.1%
DeepOcean Group Holding AS		19,935	93,077	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		936	9	*(c)(d)
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc.		21,780	380,714
Total Industrials			473,800
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		871,025	52,681	*(c)(d)
Total Common Stocks (Cost — $3,877,710)			2,144,602

	Rate
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Rex Energy Corp. (Cost — $160,000)	6.000%	1,600	11,360
Preferred Stocks — 1.1%
Financials — 1.1%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%	28,442	721,289	(f)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	6.692%	36,975	960,980	(f)
Total Preferred Stocks (Cost — $1,676,586)			1,682,269
Total Investments before Short-Term Investments (Cost — $175,882,506)			151,836,301

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	27

Schedule of investments (cont’d)

December 31, 2015

Western Asset Variable Global High Yield Bond Portfolio

Security	Rate	Shares	Value
Short-Term Investments — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $161,293)	0.073%	161,293	$161,293
Total Investments — 97.1% (Cost — $176,043,799#)			151,997,594
Other Assets in Excess of Liabilities — 2.9%			4,497,291
Total Net Assets — 100.0%			$156,494,885

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	The maturity principal is currently in default as of December 31, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	The coupon payment on these securities is currently in default as of December 31, 2015.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $176,152,589.

Abbreviations used in this schedule:
AUD	— Australian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

See Notes to Financial Statements.

28	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Western Asset Variable Global High Yield Bond Portfolio

Summary of Investments by Country** (unaudited)
United States	62.6%
United Kingdom	8.3
Brazil	4.2
Russia	3.7
Luxembourg	3.6
France	3.5
Canada	1.6
Germany	1.5
Mexico	1.3
Venezuela	1.3
Australia	1.2
Italy	1.1
Hong Kong	0.9
Ireland	0.8
Netherlands	0.8
China	0.7
Greece	0.6
Switzerland	0.6
Argentina	0.4
Singapore	0.3
Jamaica	0.2
United Arab Emirates	0.2
Poland	0.2
Spain	0.1
Norway	0.1
Colombia	0.1
Bahamas	0.0 ‡
Short-Term Investments	0.1
100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of December 31, 2015 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	29

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $176,043,799)	$151,997,594
Foreign currency, at value (Cost — $737,742)	703,750
Cash	13,477
Interest receivable	2,925,796
Unrealized appreciation on forward foreign currency contracts	537,793
Receivable for securities sold	333,300
Deposits with brokers for centrally cleared swap contracts	176,148
Deposits with brokers for open futures contracts	147,032
Receivable for Portfolio shares sold	6,556
Receivable from broker — variation margin on centrally cleared swaps	1,380
Prepaid expenses	4,586
Total Assets	156,847,412

Liabilities:
Payable for Portfolio shares repurchased	111,265
Investment management fee payable	95,540
Unrealized depreciation on forward foreign currency contracts	28,564
Payable to broker — variation margin on open futures contracts	11,656
Service and/or distribution fees payable	4,498
Trustees’ fees payable	463
Accrued expenses	100,541
Total Liabilities	352,527
Total Net Assets	$156,494,885

Net Assets:
Par value (Note 7)	$239
Paid-in capital in excess of par value	202,717,042
Overdistributed net investment income	(768,312)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(21,923,102)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(23,530,982)
Total Net Assets	$156,494,885

Net Assets:
Class I	$137,565,462
Class II	$18,929,423

Shares Outstanding:
Class I	21,062,157
Class II	2,823,427

Net Asset Value:
Class I	$6.53
Class II	$6.70

See Notes to Financial Statements.

30	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$12,479,801
Dividends	376,650
Total Investment Income	12,856,451

Expenses:
Investment management fee (Note 2)	1,258,794
Shareholder reports	67,211
Service and/or distribution fees (Notes 2 and 5)	61,802
Audit and tax fees	46,324
Legal fees	24,155
Fund accounting fees	17,365
Custody fees	6,456
Insurance	4,369
Trustees’ fees	2,840
Transfer agent fees (Note 5)	841
Commitment fees (Note 8)	230
Miscellaneous expenses	4,963
Total Expenses	1,495,350
Net Investment Income	11,361,101

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(10,108,793)
Futures contracts	(164,340)
Written options	101,749
Swap contracts	(46,246)
Foreign currency transactions	1,376,630
Net Realized Loss	(8,841,000)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,411,247)
Futures contracts	149,583
Swap contracts	(17,283)
Foreign currencies	131,624
Change in Net Unrealized Appreciation (Depreciation)	(12,147,323)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(20,988,323)
Decrease in Net Assets From Operations	$(9,627,222)

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$11,361,101	$13,170,123
Net realized gain (loss)	(8,841,000)	927,274
Change in net unrealized appreciation (depreciation)	(12,147,323)	(15,833,196)
Decrease in Net Assets From Operations	(9,627,222)	(1,735,799)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,650,018)	(13,900,008)
Decrease in Net Assets From Distributions to Shareholders	(10,650,018)	(13,900,008)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	54,194,810	58,183,402
Reinvestment of distributions	10,650,018	13,900,008
Cost of shares repurchased	(79,928,756)	(71,346,774)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(15,083,928)	736,636
Decrease in Net Assets	(35,361,168)	(14,899,171)

Net Assets:
Beginning of year	191,856,053	206,755,224
End of year*	$156,494,885	$191,856,053
*Includes overdistributed net investment income of:	$(768,312)	$(80,729)

See Notes to Financial Statements.

32	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$7.42	$8.12	$8.12	$7.38	$7.90

Income (loss) from operations:
Net investment income	0.47	0.53	0.57	0.60	0.62
Net realized and unrealized gain (loss)	(0.90)	(0.63)	(0.06)	0.74	(0.50)
Total income (loss) from operations	(0.43)	(0.10)	0.51	1.34	0.12

Less distributions from:
Net investment income	(0.46)	(0.60)	(0.51)	(0.60)	(0.64)
Total distributions	(0.46)	(0.60)	(0.51)	(0.60)	(0.64)

Net asset value, end of year	$6.53	$7.42	$8.12	$8.12	$7.38
Total return[2]	(5.84)%	(1.15)%	6.27%	18.33%	1.58%

Net assets, end of year (000s)	$137,565	$160,245	$162,826	$164,191	$118,714

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.81%	0.87%	0.94%
Net expenses[3]	0.80	0.81	0.81	0.87	0.94 [4]
Net investment income	6.36	6.34	6.77	7.48	7.70

Portfolio turnover rate	82%	62%	74%	73%	77%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.00%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$7.60	$8.30	$8.29	$7.50	$8.01

Income (loss) from operations:
Net investment income	0.46	0.52	0.55	0.59	0.61
Net realized and unrealized gain (loss)	(0.92)	(0.65)	(0.05)	0.76	(0.51)
Total income (loss) from operations	(0.46)	(0.13)	0.50	1.35	0.10

Less distributions from:
Net investment income	(0.44)	(0.57)	(0.49)	(0.56)	(0.61)
Total distributions	(0.44)	(0.57)	(0.49)	(0.56)	(0.61)

Net asset value, end of year	$6.70	$7.60	$8.30	$8.29	$7.50
Total return[2]	(6.08)%	(1.51)%	6.06%	18.08%	1.27%

Net assets, end of year (000s)	$18,929	$31,611	$43,929	$25,488	$27,992

Ratios to average net assets:
Gross expenses	1.05%	1.07%	1.08%	1.15%	1.20%
Net expenses[3]	1.05	1.07	1.08	1.15 [4]	1.20 [4]
Net investment income	6.08	6.06	6.49	7.23	7.43

Portfolio turnover rate	82%	62%	74%	73%	77%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 1.25%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	35

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

36	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$24,037,555	$498,840		$24,536,395
Materials	—	11,590,751	0	*	11,590,751
Other corporate bonds & notes	—	96,416,470	—		96,416,470
Convertible bonds & notes	—	401,238	—		401,238
Senior loans:
Consumer discretionary	—	456,000	413,075		869,075
Consumer staples	—	—	167,450		167,450
Energy	—	—	578,875		578,875
Health care	—	432,000	347,852		779,852
Industrials	—	169,238	—		169,238
Utilities	—	—	368,466		368,466
Sovereign bonds	—	456,435	—		456,435
U.S. government & agency obligations	—	11,663,825	—		11,663,825
Common stocks:
Consumer discretionary	—	—	61,841		61,841
Energy	$38,092	—	263,410		301,502
Financials	798,278	—	—		798,278
Health care	—	—	456,500		456,500
Industrials	380,714	—	93,086		473,800
Materials	—	—	52,681		52,681
Convertible preferred stocks	11,360	—	—		11,360
Preferred stocks	1,682,269	—	—		1,682,269
Total long-term investments	$2,910,713	$145,623,512	$3,302,076		$151,836,301
Short-term investments†	161,293	—	—		161,293
Total investments	$3,072,006	$145,623,512	$3,302,076		$151,997,594
Other financial instruments:
Futures contracts	$61,074	—	—		$61,074
Forward foreign currency contracts	—	$537,793	—		537,793
Total other financial instruments	$61,074	$537,793	—		$598,867
Total	$3,133,080	$146,161,305	$3,302,076		$152,596,461

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	37

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$28,564	—	$28,564
Centrally cleared credit default swaps on credit indices — sell protection	—	17,283	—	17,283
Total	—	$45,847	—	$45,847

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $11,360 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Materials
Balance as of December 31, 2014	$745,744	$0	*
Accrued premiums/discounts	8,996	—
Realized gain (loss)[1]	6	—
Change in unrealized appreciation (depreciation)[2]	30,895	(42)
Purchases	51,891	42
Sales	(338,692)	—
Transfers into Level 3[3]	—	—
Transfers out of Level 3	—	—
Balance as of December 31, 2015	$498,840	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	$28,161	$(42)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Balance as of December 31, 2014	—	—	—	—	—
Accrued premiums/discounts	—	—	$610	$257	$768
Realized gain (loss)[1]	—	—	—	23	64
Change in unrealized appreciation (depreciation)[2]	$5,125	—	(199,235)	(25,778)	(69,991)
Purchases	407,950	—	777,500	375,250	441,000
Sales	—	—	—	(1,900)	(3,375)
Transfers into Level 3[3]	—	$167,450	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2015	$413,075	$167,450	$578,875	$347,852	$368,466
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	$5,125	—	$(199,235)	$(25,778)	$(69,991)

38	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Energy	Health Care	Industrials	Materials	Total
Balance as of December 31, 2014	$0	*	$154,625	$456,500	$488,181	$20,492	$1,865,542
Accrued premiums/discounts	—		—	—	—	—	10,631
Realized gain (loss)[1]	—		—	—	—	—	93
Change in unrealized appreciation (depreciation)[2]	—		108,785	—	(411,998)	32,189	(530,050)
Purchases	—		—	—	16,903	—	2,070,536
Sales	—		—	—	—	—	(343,967)
Transfers into Level 3[3]	61,841		—	—	—	—	229,291
Transfers out of Level 3	—		—	—	—	—	—
Balance as of December 31, 2015	$61,841		$263,410	$456,500	$93,086	$52,681	$3,302,076
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	—		$108,785	—	$(411,998)	$32,189	$(532,784)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	39

Notes to financial statements (cont’d)

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

40	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	41

Notes to financial statements (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2015, the total notional value of all credit default swaps to sell protection was $2,960,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2015, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

42	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	43

Notes to financial statements (cont’d)

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain

44	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $28,564. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	45

Notes to financial statements (cont’d)

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,398,666)	$1,398,666

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Portfolio’s average daily net assets.

46	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to Western Asset the day-to day portfolio management of the Portfolio. Western Asset Limited and Western Singapore provide certain subadvisory services to the Portfolio relating to currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net investment management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$123,477,876	$18,472,836
Sales	136,094,638	6,654,806

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,477,165
Gross unrealized depreciation	(25,632,160)
Net unrealized depreciation	$(24,154,995)

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	47

Notes to financial statements (cont’d)

At December 31, 2015, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Buy:
Euro	25	3/16	$3,397,738	$3,401,875	$4,137
U.S. Treasury Ultra Long-Term Bonds	32	3/16	5,042,846	5,078,000	35,154
					39,291
Contracts to Sell:
U.S. Treasury 10-Year Notes	86	3/16	10,849,721	10,827,938	21,783
Net unrealized appreciation on open futures contracts					$61,074

During the year ended December 31, 2015, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2014	—	—
Options written	55	$102,946
Options closed	(55)	(102,946)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2015	—	—

At December 31, 2015, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	60,000	USD	65,821	Bank of America, N.A.	1/19/16	$(593)
USD	8,229,906	EUR	7,217,190	Bank of America, N.A.	1/19/16	383,857
EUR	200,000	USD	212,053	Bank of America, N.A.	2/16/16	5,522
AUD	1,000,000	USD	720,381	Citibank N.A.	2/16/16	6,811
AUD	292,710	USD	210,512	Citibank N.A.	2/16/16	2,344
EUR	110,000	USD	120,869	Citibank N.A.	2/16/16	(1,203)
USD	1,245,818	AUD	1,750,000	Citibank N.A.	2/16/16	(26,768)
USD	1,563,939	EUR	1,435,307	Citibank N.A.	2/16/16	2,501
USD	787,850	GBP	511,262	Credit Suisse	2/16/16	34,077
USD	6,287,518	EUR	5,764,805	UBS AG	2/16/16	16,114
USD	2,091,555	GBP	1,359,926	UBS AG	2/16/16	86,567
Total						$509,229

Abbreviations used in this table:
AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

48	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

At December 31, 2015, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$2,960,000	12/20/20	5.000% quarterly	$33,261	$50,544	$(17,283)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$56,937	$4,137	$61,074
Forward foreign currency contracts	—	537,793	537,793
Total	$56,937	$541,930	$598,867

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Centrally cleared swap contracts[3]	—	$17,283	$17,283
Forward foreign currency contracts	$28,564	—	28,564
Total	$28,564	$17,283	$45,847

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized apppreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	49

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$101,749	—	$101,749
Futures contracts	$(53,696)	(110,644)	—	(164,340)
Swap contracts	—	—	$(46,246)	(46,246)
Forward foreign currency contracts[1]	—	1,484,609	—	1,484,609
Total	$(53,696)	$1,475,714	$(46,246)	$1,375,772

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$145,446	$4,137	—	$149,583
Swap contracts	—	—	$(17,283)	(17,283)
Forward foreign currency contracts[1]	—	118,647	—	118,647
Total	$145,446	$122,784	$(17,283)	$250,947

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options†	$4,019
Futures contracts (to buy)	2,690,716
Futures contracts (to sell)	5,460,139
Forward foreign currency contracts (to buy)	920,889
Forward foreign currency contracts (to sell)	17,375,651

Average Notional Balance
Credit default swap contracts (to sell protection)	$1,331,538

†	At December 31, 2015, there were no open positions held in this derivative.

50	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral received by the Portfolio at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$1,380	—	$1,380
Forward foreign currency contracts	537,793	—	537,793
Total	$539,173	—	$539,173

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$11,656	$(11,656)	—
Forward foreign currency contracts	28,564	—	$28,564
Total	$40,220	$(11,656)	$28,564

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$741
Class II	$61,802	100
Total	$61,802	$841

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net investment income:
Class I	$9,155,438	$12,019,258
Class II	1,494,580	1,880,750
Total	$10,650,018	$13,900,008

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Notes to financial statements (cont’d)

7. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,692,259	$12,583,928	4,213,901	$35,409,448
Shares issued on reinvestment	1,389,505	9,155,438	1,633,051	12,019,258
Shares repurchased	(3,621,735)	(26,722,817)	(4,290,922)	(35,937,089)
Net increase (decrease)	(539,971)	$(4,983,451)	1,556,030	$11,491,617

Class II
Shares sold	5,553,014	$41,610,882	2,733,420	$22,773,954
Shares issued on reinvestment	220,972	1,494,580	249,436	1,880,750
Shares repurchased	(7,108,271)	(53,205,939)	(4,118,441)	(35,409,685)
Net decrease	(1,334,285)	$(10,100,477)	(1,135,585)	$(10,754,981)

8. Redemption facility

Effective November 24, 2015, the Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended December 31, 2015, the Portfolio incurred a commitment fee in the amount of $230. The Portfolio did not utilize the Redemption Facility during the period ended December 31, 2015.

52	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$10,650,018	$13,900,008

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$82,607
Deferred capital losses*	(7,748,107)
Capital loss carryforward**	(14,004,776)
Other book/tax temporary differences(a)	(912,348)
Unrealized appreciation (depreciation)(b)	(23,639,772)
Total accumulated earnings (losses) — net	$(46,222,396)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Portfolio’s capital loss carryforward may be utilized.

**	As of December 31, 2015, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(14,004,776)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report	53

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Global High Yield Bond Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2016

54	Western Asset Variable Global High Yield Bond Portfolio 2015 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 9-10, 2015, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Variable Global High Yield Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory

Western Asset Variable Global High Yield Bond Portfolio	55

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and any organizational changes.

56	Western Asset Variable Global High Yield Bond Portfolio

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (currently, Broadridge Financial Solutions, Inc.) (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Lipper data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals and for rolling periods comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2015 were below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Lipper comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of

Western Asset Variable Global High Yield Bond Portfolio	57

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2017.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board took into account the size of the Fund and the nature of the Fund’s investments.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

58	Western Asset Variable Global High Yield Bond Portfolio

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Variable Global High Yield Bond Portfolio	59

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1989 (Chair of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

60	Western Asset Variable Global High Yield Bond Portfolio

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Variable Global High Yield Bond Portfolio	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

62	Western Asset Variable Global High Yield Bond Portfolio

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Variable Global High Yield Bond Portfolio	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

64	Western Asset Variable Global High Yield Bond Portfolio

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Variable Global High Yield Bond Portfolio	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	6/23/2015	12/16/2015
Payable date:	6/24/2015	12/17/2015
Dividends qualifying for the dividends
received deduction for corporations	0.30%	1.19%

Please retain this information for your records.

66	Western Asset Variable Global High Yield Bond Portfolio

Western Asset

Variable Global High Yield Bond Portfolio

Trustees

Elliott J. Berv*

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust**

*	Effective February 10, 2016, Mr. Berv became Chair.

**	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Variable Global High Yield Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Global High Yield Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/
individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Global High Yield Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

FD04117 2/16 SR16-2696

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $160,401 in December 31, 2014 and $80,515 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,200, in December 31, 2014 and $8,160 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2015.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2016